2 nd Quarter 2011 Financial and Operating Results July 28, 2011 Exhibit 99.2

Special Note Regarding Forward-Looking
Information
In addition to historical information, this presentation contains "forward-looking"
statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements.
These factors are noted throughout GAIN Capital’s annual report on Form 10-K, as filed with the Securities and Exchange Commission on March 30, 2011, and
include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in our systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, changes in tax policy or accounting rules, fluctuations in foreign exchange rates, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.
2

Overview Glenn Stevens, CEO

nd
Quarter 2011 Results Overview

• Significant sequential recovery
• Net Revenue up 38% over Q1 2011
• Profitability up substantially
• Adjusted EBITDA
(1)
of $19.0 million vs. $5.0 million
• Adjusted Net Income
(2)
of $11.2 million vs. $2.5 million
• GAAP Net Income of $10.0 million vs. $1.4 million
• Stable year-over-year revenue performance a positive dynamic
• One week of TradeStation volume and revenues
• 6 weeks of dbFX volume and revenues
• More restrictive regulatory requirements
• Solid profitability achieved after ongoing investment, expansion and mix shift
• Adjusted EBITDA margin: 34%
(1)
• Adjusted Net Income margin: 20%
(2)
(1) Adjusted EBITDA is a non-GAAP financial measure that prior to the closing of our initial public offering in December 2010 represented our earnings before interest, taxes, depreciation and amortization and excluded the change in fair value of the embedded derivative in our preferred stock. With the consummation of our IPO, all outstanding shares of our preferred stock converted into common stock. A reconciliation of net income to adjusted EBITDA and adjusted EBITDA margin is available in the appendix to this presentation.
(2) Adjusted net income is a non-GAAP financial measure that that prior to the closing of our initial public offering in December 2010 represented our net income/(loss) excluding the change in fair value of the embedded derivative in our preferred stock and purchase intangible amortization.  With the consummation of our IPO, all outstanding shares of our preferred stock converted into common stock and in 2011 and future periods adjusted net income will no longer reflect an adjustment related to the embedded derivative. A reconciliation of net income to adjusted net income and adjusted net income margin is available in the appendix to this presentation.

nd
Quarter 2011 Summary

• 2Q 2011 Financial Summary
• Net Revenue: $55.6 million
• Adjusted EBITDA
(1)
: $19.0 million
• Adjusted Net Income
(2)
: $11.2 million
• Adjusted EPS (Diluted)
(3)
: $0.29
• GAAP EPS (Diluted): $0.26
• Operating Metrics
(4)
• Total trading volume: $454.6 billion
• Retail: $357.2 billion
• Institutional: $97.4 billion
• Client assets: $293.1 million
• Funded retail accounts: 78,395
• Retail trading revenue per million: $151.4
(1) Reconciliation of EBITDA to adjusted EBITDA available in appendix.
(2) Reconciliation of net income to adjusted net income available in appendix.
(3) Reconciliation of EPS to adjusted EPS available in appendix.
(4) Definitions for all our operating metrics are available in the appendix to this presentation.

Retail Trading Volume by Geography
(1)(2)

1H ‘10 1H ‘11
Note: Dollars in billions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) For periods ended June 30.
(3) Source: Aite Group.
Americas
22%
Asia-Pacific
45%
Europe
28%
Rest of World
5%
Global Retail FX Market (FY 2008)
(3)
Americas
58%
Asia-Pacific
27%
Europe
14%
Rest of World
1%
Americas
32%
Asia-Pacific
50%
Europe
16%
Rest of World
2%
Country/Region 1H 2010 1H 2011 % Growth
Americas $375.4 $246.6 (34%)
Asia-Pacific 174.8           381.6        118%
Europe 91.6             120.1        31%
Rest of World 5.1               11.4          122%
Total Retail Trading Volume $646.9 $759.7 17%

Business Development Highlights
• dbFX Acquisition
– Acquired ~1,650 accounts with total asset value of ~$50mm = 5X avg. size of legacy accounts
– Performing in line with expectations
– Ongoing relationship in place with dbFX
• Product Expansion
– GAIN GTX
• New products & features: precious metals, FX forwards, basket trading
• Strong pipeline for new GTX Direct offering
• Launching 24-hour agency desk to leverage extensive PB credit network
– Retail Trading Tools
• New release of FOREXTrader PRO platform with automated trading capabilities
• Autochartist: 3rd party tool generates real-time trading ideas
• New Android mobile app, iPhone app upgrades; iPad app scheduled for Q3’11
• Geographic Expansion
– Enhanced Arabic language offering in response to growth in Mid-East region
– Hong Kong office expansion to better support Asia time zone clients
– Indirect sales team expansion to provide more coverage of EMEA, Asian markets

New Version of FOREXTrader PRO
Upgraded active
trader platform
delivers:
• Enhanced user interface
and customization
features
• Integrated third-party
research & trading ideas
• Enhanced charting
capabilities
• Automated trading
capabilities

Regulatory Update
• US regulatory clarity post Dodd-Frank rules
implementation
– Leveraged OTC metals no longer available to US residents
– FDIC’s retail FX rules for financial institutions in line with
CFTC’s
– SEC rules for registered broker/dealers offering OTC forex –
status quo
• Final Japan leverage change (25:1) effective August
15, 2011

Retail Forex Market Growth
(1)
Estimated Average Daily Trading Volume
(1) Source: Aite Group, Bank for International Settlements
0
50
100
150
200
250
300
350
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
2001 2004 2007 2010
Total Volume Retail Volume
Total
Volume ($Bn)
Retail
Volume ($Bn)
• According to Aite Group, there
are >100 million online retail
investors globally
• 8.3 million who trade forex
• Half of retail FX market located
in Asia
• Continued growth expected from
China, India and Middle East
• 615k retail FX traders in U.S
.
• Expected to reach 4.8 million by
2020 in US alone

Retail FX represented ~8% of the overall $4
trillion forex market in 2010

Customer Profitability: A Closer Look
• Overall, approximately 30% of our global retail accounts are profitable in any given quarter
• Approximately 50% of customers in Q2 2011 were either profitable or lost $200 or less (~$2.20 per day)
• Clients with beginning margin balances >$2,000 have higher than average profitability
• Importantly, 62% of all trades are profitable

More education about financial risk management would be beneficial in the money
LIVE CHAT
SEARCH
LEARN
COMMENTARIES
JUST IN
itmTOOLS
Introduction to Forex
Learn the basics of forex trading, including the history of global currencies, the mechanics of a forex trade, and much more.
READ MORE
MARKET SUMMARY
REAL TIME PAIRS
SEE CHART
XAU/USD 1163.10 1164.18/1163.03 -30.0
EUR/USD 1163.10 1164.18/1163.03 -30.0
USD/JPY 1163.10 1164.18/1163.03 -30.0
USD/CHF 1163.10 1164.18/1163.03 -30.0
GBP/USD 1163.10 1164.18/1163.03 -30.0
TOP POSTS
MOST POPULAR
MOST RECENT
Nasty Short Squeeze From 2010 Lows In The Works, Or Just Wave 4 Consolidation?
Talking Pivot Points
The Asian Market. Are you in?
Counting EUROs
Why Should You Start Strategizing Now?
It's Now or Never
IN THE BLOGS
Morning Update
For most of the past 18 months the focus has been on the PIIGS economies. Firstly Greece took the pressure, then Ireland and Portugal, and now Spain and Italy...
morning note
READ POST
FX Tech Lab: The way to play a potential equity market recovery via FX
Yesterday I published a quick update on the S&P500 noting the potential for one further bounce in equities before ultimately seeing a large selling off...
fx tech lab
READ POST
LEARNING TO TRADE
UPCOMING WEBINARS
Getting Started in Forex
Ready to get started in the Forex market? Join us for an introduction to currency trading and discover the opportunities that exist in the world's most traded financial market.
READ MORE
LESSON OF THE DAY
Fundamental Analysis
Learn how world news and economic data influence the forex market and discover how to use them to identify potential trading opportunities.
READ MORE
BREAKING NEWS
DJ FOCUS: Inflation, Manufacturing Highlight Manufacturing Risks
itmTOOLS
AMOUNT 1.00
FROM US Dollar – USD
TO Euro – EUR

GAIN | CAPITAL

Trader Education – IntheMoney.com

• A new website
focused exclusively
on trader education
– Video tutorials &
articles
– Trading guides
– Webinars
– Blogs
– Tools
• News
• Economic calendar
• Basic charts
– Market commentary
– Community features
• Expected to launch
mid-Q3

Financial and Operating Metric Review Henry Lyons, CFO

Financial Results

Note: Dollars in millions.
(1) Reconciliation of net income to adjusted net income and adjusted net income margin available in appendix.
(2) Reconciliation of net income to adjusted EBTIDA and adjusted EBITDA margin available in appendix.
Q2 1
st
Half
Q2
1
st
Half
Q2 1
st
Half
Q2
1
st
Half
Q2
Q2
Q1
Q2
$54.7
$55.6
Q2
Q2
$96.7
$96.0
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
2010 2011 2010 2011
Revenue
$13.0
$11.2
$19.5
$13.7 $13.8
$10.0
$79.8
$11.4
24%
20% 20%
14%
0%
5%
10%
15%
20%
25%
-
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
90.0
2010 2011 2010 2011
GAAP & Adjusted Net Income & Margin %
Adjusted Net Income GAAP Net Income Adjusted Net Income Margin %
Q1
Q1
$21.6
$19.0
$32.9
$24.1
39%
34%
34%
25%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
2010 2011 2010 2011
Adjusted EBITDA & Margin %
Adjusted EBITDA Adjusted EBITDA Margin %
$11.4 $12.2
$22.6 $23.3
$8.8
$9.0
$18.5
$19.2
$7.1 $8.4
$12.3
$15.6
$1.9
$3.6
($0.8)
($60.3)
$7.0
$8.1
$12.8
$16.1
$33.5
$39.6
$5.8
$77.7
($80.0)
($60.0)
($40.0)
($20.0)
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
2010 2011 2010 2011
Total Expenses
Comp & Benefits Marketing Trading
Purchase Intangible Amort. Embedded Derivative All Other
(1)
(2)

Operating Metrics
(1)

Note:  Trading volume in billions.  Client assets in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) For periods ending June 30.
(3) As of June 30.
Q2 1
st
Half
Q2 1
st
Half
$222.2
$293.1
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
2010 2011
Client Assets
$355.6 $357.2
$646.9
$759.7
$97.4
$92.1
$207.4
$423.5
$454.6
$739.0
$967.1
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
$1,200.0
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
$1,200.0
2010 2011 2010 2011
Total Trading Volume
Retail Institutional
34,174
36,868
42,992
47,395
-
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
50,000
2010 2011 2010 2011
Traded Retail Accounts (Period)
65,294
78,395
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
2010 2011
Funded Retail Accounts
(2)
(2)
(3)
(3)
$67.9

Operating Metrics (cont.)
(1)

Q2
1
st
Half
Q2
1
st
Half
Q2 1
st
Half
10,116
8,004
20,620
16,914
-
5,000
10,000
15,000
20,000
25,000
2010 2011 2010 2011
New Retail Accounts
$75.6
$64.3
$137.7
$125.1
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
2010 2011 2010 2011
Net Deposits from Retail Customers
9.0
9.4
16.1
18.4
-
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
18.0
20.0
2010 2011 2010 2011
Trades
$141.5
$153.2
$151.4
$123.8
$135.9
$128.5
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11
Retail Trading Revenue per Million
Retail Trading Revenue per Million (Quarterly) Retail Trading Revenue per Million (Last Twelve Months)
(2)
(2)
(2)
(2)(3)
Note:  Net deposits and trades in millions.
(1)
Definitions for all our operating metrics are available in the appendix to this presentation.
(2)
For periods ending June 30.
(3)
2008 data excludes our China trading operations.

Closing Remarks Glenn Stevens, CEO

Closing Remarks
• Industry fundamentals remain strong
• Solid Q2 performance
• Remain confident in our plan for the remainder of 2011
• Continuing to invest in geographic and product
expansion
• Pipeline of acquisitions and strategic partnerships
remains strong

Appendix

Consolidated Statements of Operations

2011 2010 2011 2010
Revenue
Trading revenue 54.1 $        54.5 $        93.9 $        96.5 $
Other revenue 1.6 0.7 2.6 1.2
Total non-interest revenue 55.7 55.2 96.5 97.7
Interest revenue 0.2 0.1 0.3 0.2
Interest expense (0.3) (0.6) (0.8) (1.2)
Total net interest expense (0.1) (0.5) (0.5) (1.0)
Net Revenue 55.6 54.7 96.0 96.7
Expenses
Compensation and benefits 12.2 11.4 23.3 22.6
Selling and marketing 9.0 8.8 19.2 18.5
Trading expenses and commissions 8.4 7.1 15.6 12.3
Bank fees 1.1 1.1 2.1 2.2
Depreciation and amortization 1.0 0.9 1.9 1.6
Purchase intangible amortization 1.9 - 3.6 -
Communication and data processing 0.8 0.7 1.4 1.5
Occupancy and equipment 1.1 1.0 2.3 1.9
Bad debt provision/(recovery) 0.1 0.1 0.6 0.4
Professional fees 1.1 0.2 2.2 1.0
Change in fair value of convertible,
redeemable preferred stock embedded
derivative
(1)
- (0.8) - (60.3)
Other 1.8 2.1 3.5 2.9
Total 39.6 33.5 77.7 5.8
Income before income tax expense
and equity in earnings of equity method
investment 16.0 21.2 18.3 90.9
Income tax expense 6.0 7.4 6.9 11.5
Net income 10.0 13.8 11.4 79.4
Net loss applicable to
non-controlling interest - - - (0.4)
Net income applicable to GAIN
Capital Holdings,Inc. 10.0 $        13.8 $        11.4 $        79.8 $
Earnings per share
(2)
:
Basic 0.29 $        4.62 $        0.33 $        26.79 $
Diluted 0.26 $        0.37 $        0.29 $        2.17 $
Weighted averages shares outanding (2) :
Basic 34,544,643 2,985,136 34,156,494 2,977,209
Diluted 39,086,435 36,945,784 38,978,908 36,704,088
Three Months Ended June 30, Six Months Ended June 30,
Product development, software and maintenance 1.1 0.9 2.0 1.2
Note: Dollars in millions, except per share data.
(1)
For the periods prior to the closing of our initial public offering in December 2010, in accordance with Financial Accounting Standards Board Accounting Standards Codification 815, Derivatives and Hedging, we
accounted for an embedded derivative liability attributable to the redemption feature of our previously outstanding preferred stock and amortization of purchase intangibles. This redemption feature and the associated embedded derivative liability was no longer required to be recognized following the conversion of all of our preferred stock to common stock in connection with our IPO.
(2) In connection with the completion of our initial public offering in December 2010 (the “IPO”), our board of directors approved a 2.29-for-1 stock split of our common stock to be effective immediately prior to the completion of the IPO.  The 2.29-for-1 stock split, after giving effect to the receipt by us of 407,692 shares of common stock from all of our pre-IPO common stockholders (on a pro-rata basis) in satisfaction of previously outstanding obligations owed by such stockholders to us, resulted in an effective stock split of 2.26-for-1.  Accordingly, all references to share and per share data have been retroactively restated for the three months and six months ended June 30, 2010 to reflect the effective 2.26-for-1 stock split.

Balance Sheet

Note: Dollars in millions.
June 30, December 31,
2011 2010
Assets
Cash and cash equivalents 346.1 $         284.2 $
Short term investments 0.1 0.1
Trading securities 20.1
Receivables from brokers 100.5 98.1
Property and equipment, net 7.3 7.3
Prepaid assets 10.5 9.9
Goodwill 3.1 3.1
Intangible assets, net 15.2 9.1
Other assets 8.2 11.2
Total assets 491.0 $         443.1 $
Liabilities and shareholders' equity
Payables to brokers, dealers, FCM'S and other regulated entities 10.7 $           6.1 $
Payable to customers 282.5 250.6
Accrued compensation & benefits payable 2.4 5.1
Accrued expenses and other liabilities 15.7 10.5
Income tax payable 0.5 2.5
Notes payable 13.1 18.4
Total liabilities 324.9 $         293.2 $
Shareholders' equity 166.1 149.9
Total liabilities and shareholders' equity 491.0 $         443.1 $
-

Adjusted Net Income / Margin Reconciliation

Note: Dollars in millions, except per share data.
(1)
Three Months Ended June 30, Six Months Ended June 30,
2011 2010 2011 2010
Revenue 55.6 $             54.7 $             96.0 $             96.7 $
Net income/(loss) applicable to GAIN
Capital Holdings, Inc. 10.0               13.8               11.4               79.8
Change in fair value of convertible,
redeemable preferred stock embedded
derivative -                 (0.8)                -                 (60.3)
Plus: Purchase intangible amortization (net of tax) 1.2                 -                 2.3                 -
Adjusted Net Income 11.2 $             13.0 $             13.7 $             19.5 $
Adjusted Earnings per Share
(1)
Basic 0.33 $             4.35 $             0.40 $             6.54 $
Diluted 0.29 $             0.35 $             0.35 $             0.53 $
Net Income Margin % 18% 25% 12% 82%
Adjusted Net Income Margin % 20% 24% 14% 20%
In connection with the completion of our initial public offering in December 2010 (the “IPO”), our board of directors approved a 2.29-for-1 stock split of our common stock to be effective immediately prior to the completion of the IPO.  The 2.29-for-1 stock split, after giving effect to the receipt by us of 407,692 shares of common stock from all of our pre-IPO common stockholders (on a pro-rata basis) in satisfaction of previously outstanding obligations owed by such stockholders to us, resulted in an effective stock split of 2.26-for-1.  Accordingly, all references to share and per share data have been retroactively restated for the three months and six months ended June 30, 2010 to reflect the effective 2.26-for-1 stock split.

Adjusted EBITDA / Margin Reconciliation

Note: Dollars in millions.
Three Months Ended June 30, Six Months Ended June 30,
2011 2010 2011 2010
Revenue 55.6 $            54.7 $            96.0 $            96.7 $
Interest on Note Payable 0.1 0.3 0.3 0.7
Revenue (ex. Interest on Note) 55.7 $            55.0 $            96.3 $            97.3 $
Net income/(loss) applicable to GAIN
Capital Holdings, Inc. 10.0 $            13.8 $            11.4 $            79.8 $
Change in fair value of convertible,
redeemable preferred stock embedded
derivative - (0.8) - (60.3)
Plus: Depreciation & amortization 1.0 0.9 1.9 1.6
Plus: Purchase intangible amortization 1.9 - 3.6 -
Plus: Interest expense of note payable 0.1 0.3 0.3 0.7
Plus: Income tax expense 6.0 7.4 6.9 11.5
Less: Net loss applicable to
non-controlling interest - - - (0.4)
Adjusted EBITDA 19.0 $            21.6 $            24.1 $            32.9 $
Adjusted EBITDA Margin % 34% 39% 25% 34%

Adjusted EPS (Diluted) Reconciliation

(1) Net of tax.
Three Months Ended June 30, Six Months Ended June 30,
2011 2010 2011 2010
GAAP Earnings per Share (Diluted) 0.26 $             0.37 $             0.29 $             2.17 $
Change in fair value of convertible,
redeemable preferred stock embedded
derivative -                 (0.02)              -                 (1.64)
Plus: Purchase intangible amortization
(1)
0.03               -                 0.06               -
Adjusted Earnings per Share (Diluted)
(2) 0.29 $             0.35 $             0.35 $             0.53 $
In connection with the completion of our initial public offering in December 2010 (the “IPO”), our board of directors approved a 2.29-for-1 stock split of our common stock to be effective immediately prior to the completion of the IPO.  The 2.29-for-1 stock split, after giving effect to the receipt by us of 407,692 shares of common stock from all of our pre-IPO common stockholders (on a pro-rata basis) in satisfaction of previously outstanding obligations owed by such stockholders to us, resulted in an effective stock split of 2.26-for-1.  Accordingly, all references to share and per share data have been retroactively restated
for the three months and six months ended June 30, 2010 to reflect the effective 2.26-for-1 stock split.
(2)

Q2 2011 Financial Summary

Note: Dollars in millions, except per share data.
(1) See page 23 for a reconciliation of GAAP net income to adjusted EBITDA.
(2) See page 22 for a reconciliation of GAAP net income to adjusted net income.
(3) See page 24 for a reconciliation of GAAP EPS to adjusted EPS.
3 Mos. Ended June 30, 6 Mos. Ended June 30, '11 v '10 % Change
2011 2010 2011 2010 Q2 YTD
Revenue $55.6 $54.7 $96.0 $96.7 2% (1%)
Interest Expense on Note Payable 0.1 0.3 0.3 0.7 (55%) (52%)
Revenue (ex. Interest on Note) $55.7 $55.0 $96.3 $97.4 1% (1%)
Operating Expenses 36.7 33.4 72.2 64.5 9% 12%
Adjusted EBITDA
(1)
$19.0 $21.6 $24.1 $32.9 (12%) (27%)
GAAP Net Income $10.0 $13.8 $11.4 $79.8 (27%) (86%)
Adjusted Net Income
(2)
11.2 13.0 13.7 19.5 (13%) (30%)
GAAP EPS (Diluted) $0.26 $0.37 $0.29 $2.17 (30%) (86%)
Adjusted EPS (Diluted)
(3)
0.29 0.35 0.35 0.53 (17%) (34%)
Adjusted EBITDA Margin %
(1)
34% 39% 25% 34% (5 pts) (9 pts)
Net Income Margin % 18% 25% 12% 82% (7 pts) (70 pts)
Adjusted Net Income Margin %
(2)
20% 24% 14% 20% (4 pts) (6 pts)

Q2 2011 Operating Metrics

Note: Dollars in millions, except retail trading revenue per million.
(1) Average calculated using excess net capital balance at month-end.
2nd Quarter 1st Half '11 v '10 % Change
2011 2010 2011 2010 Q2 YTD
For Period Ending June 30,
Total Trading Volume (billions) $454.6 $423.5 $967.1 $739.0 7% 31%
Retail 357.2 355.6 759.7 646.9 0% 17%
Institutional 97.4 67.9 207.4 92.1 43% 125%
Traded Retail Accounts (Period) 36,868 34,174 47,395 42,992 8% 10%
Traded Retail Accounts (Last 12 Months) 65,463 58,648 65,463 58,648 12% 12%
New Retail Accounts 8,004 10,116 16,914 20,620 (21%) (18%)
Net Deposits from Retail Customers $64.3 $75.6 $125.1 $137.7 (15%) (9%)
Trades 9,363,640 8,954,401 18,389,468 16,050,100 5% 15%
Retail Trading Revenue per Million $151.4 $153.2 $123.6 $149.2 (1%) (17%)
As of June 30,
Funded Retail Accounts 78,395 65,294 78,395 65,294 20% 20%
Client Assets $293.1 $222.2 $293.1 $222.2 32% 32%
Average Excess Net Capital
(1)
$60.5 $70.8 $52.8 $59.9 (15%) (12%)

Monthly Operating Metrics
(1)

(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2) As of period ended. Dollars in millions.
(3) For period ended.
(4) Excludes 3,632 accounts from GAIN Capital’s acquisition of MG Financial.
(5) Excludes 13,091 accounts from GAIN Capital’s acquisition of CMS Forex.
(6) Excludes 1,650 accounts from GAIN Capital’s acquisition of dbFX.
Funded New Retail Client
Month Retail Accts.
(2)
Accounts
(3)
Assets
(2)
Jul 2010 65,948           2,824            $220.4
Aug 2010 66,525           2,999            229.6
Sep 2010 70,858           3,056
(4)
222.4
Oct 2010 81,793           3,345
(5)
241.6
Nov 2010 84,985           3,054            263.2
Dec 2010 85,562           2,525            256.7
Jan 2011 86,236           2,904            277.0
Feb 2011 87,049           2,874            286.3
Mar 2011 85,698           3,132            283.0
Apr 2011 80,918           2,801            239.2
May 2011 79,626           2,775
(6)
290.8
Jun 2011 78,395           2,428            293.1

Quarterly Operating Metrics
(1)

Note: For period ended.  Volume in billions.  Net deposits in millions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
Net Deposits
Volume Traded Retail From Retail
Quarter Retail Institutional Accts. (Period) Customers Trades
Q3 10 $311.6 $43.3 32,976               $68.7 7,535,907
Q4 10 366.3      103.9            36,241               61.4              8,161,012
Q1 11 402.5      110.1            36,570               60.7              9,025,828
Q2 11 357.2      97.4              36,868               64.3              9,363,640

Definition of Metrics

• Total Trading Volume
– Represents the U.S. dollar equivalent of notional amounts traded
• Traded Retail Accounts
– Retail accounts who executed a transaction during a given period
• Funded Retail Accounts
– Retail accounts who maintain a cash balance
• Client Assets
– Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions
• New Retail Accounts
– The number of customer accounts that have initially opened and funded their accounts
• Net Deposits from Retail Customers
– Represents customers’ deposits less withdrawals for a given period
• Trades
– The number of transactions retail customers have completed for a given period
• Retail Trading Revenue per Million
– The revenue we realize from our forex, CFDs and metals trading activities per one million of U.S.
dollar-equivalent trading volume
• Excess Net Capital
– Represents the excess funds held over the regulatory minimum capital requirements, as defined by the regulatory bodies that regulate our operating subsidiaries

2 nd Quarter 2011 Financial and Operating Results July 28, 2011